UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2005

                             ______________________

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                        46-0476193
       (State or other             (Commission           (I.R.S. Employer
 jurisdiction of incorporation)    File Number)        Identification Number)

                  27710 Jefferson Avenue
                       Suite A100
                   Temecula, California                        92590
         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01--Entry into a Material Definitive Agreement.

     The independent directors of Temecula Valley Bank, N.A. ("Bank"), took action at a meeting held on Wednesday, June 22, 2005, to amend the Employment Agreement effective January 1, 2003 of Stephen H. Wacknitz, the Bank's President, Chief Executive Officer and Chairman of the Board. The approved amendment reduces the bonus level from 7.5% to 6.0% of profits (net income before income taxes and bonuses). This action was taken at the suggestion of Mr. Wacknitz.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: June 27, 2005                    By: /s/ STEPHEN H. WACKNITZ
                                           -----------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President